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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 of 15 (d) of
                       The Securities Exchange Act of 9334

       Date of Report (Date of earliest event reported) November 14, 2001

                             COINLESS SYSTEMS, INC.
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        (Exact name of small business issuer as specified in its charter)

                                     Nevada
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         (State or other jurisdiction of Incorporation or organization)

        0-25127                                            91-1715373
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(Commission File Number                        (IRS Employer Identification No.)

             3720 West Oquendo Road, Suite 101, Las Vegas, NV 89118
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 702 891-9195

                                 NOT APPLICABLE
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     (Former name, former address and former fiscal year, if changed since last report)


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Item 5.  Other Events

The Board of Directors on October 31, 2001 voted, by a majority to remove Dr. Rolf Carlson and Michael Saunders as Directors of the Company.

Dr. Carlson and Mr. Saunders were elected to the Board based on the acquisition of their company LegalInternetGaming.com, Inc. and the transferring of said entity to Coinless Systems, Inc. since this action never occurred, the stock assigned to them and their seats on the Board were not appropriate. Therefore, they were removed as Directors and the stock to be given for the acquisition was cancelled.

Mr. Sauders had previously been removed as the President of the company, at a Board of Directors meeting held September 28, 2001, and Mr. Dennis Sorenson would reassume the position.


Signature

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                          Coinless Systems, Inc.
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                                                               (Registrant)



Date:  November 14, 2001
                                     /s/ Darryl D. Dorsett
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                                     By: Darryl D. Dorsett
                                     Its: Chief Financial Officer & Secretary

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